Exhibit (10) C

                      Fourth Amendment to Executive Employment Agreement
                             with H. Furlong Baldwin

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                                                                  Exhibit (10) C

                              FOURTH AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT


        THIS FOURTH AMENDMENT to EXECUTIVE EMPLOYMENT AGREEMENT is made this 28th day of January, 1999, by and between MERCANTILE BANKSHARES CORPORATION and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, both Corporations of the State of Maryland, 2 Hopkins Plaza, Baltimore, Maryland 21201 (collectively, the "Employer"), and H. Furlong Baldwin, of Baltimore, Maryland (the "Executive").

        WHEREAS, Employer and Executive entered into an Executive Employment Agreement dated March 24, 1982, which was amended by a first Amendment on March 13, 1984, by a Second Amendment on December 13, 1988, and by a Third Amendment on January 29, 1997 (collectively, the "Agreement"); and

        WHEREAS, the Agreement is scheduled to terminate on February 1, 1999, subject to extension at the request of Employer.

        WHEREAS, Employer has requested an extension, to which Executive has agreed.

        NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants contained in the Agreement, the parties do hereby agree that the Agreement is hereby amended as follows:



                              FIRST AND ONLY CHANGE

        Paragraph 2 shall be deleted in its entirety and the following substituted in lieu thereof:

               "2. Term. The current term of Executive's employment, now scheduled to terminate on February 1, 1999, shall be extended to and shall terminate on February 1, 2000.

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        In all other respects, the provisions of the Agreement, as heretofore amended, remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Executive Employment Agreement the day and year first written above.

WITNESS OR ATTEST:                          MERCANTILE BANKSHARES
                                                   CORPORATION




   /s/ Alan D. Yarbro                       By:   /s/ O. James Talbott, II
   ------------------                             ------------------------
Alan D. Yarbro, Secretary                          O. James Talbott, II,
                                                   Senior Vice President


                                            MERCANTILE-SAFE DEPOSIT
                                            AND TRUST COMPANY



    /s/ Alan D. Yarbro                      By:    /s/ J. Marshall Reid
    ------------------                             --------------------
Alan D. Yarbro, Secretary                          J. Marshall Reid,
                                                   President



   /s/ Alan D. Yarbro                       /s/ H. Furlong Baldwin
   ------------------                       ----------------------
                                            H. Furlong Baldwin